Exhibit 99.1

TODCO Monthly Rig Status Report as of October 4, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Cold Stacked 05/03
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term	High $20s	37	11/10/05
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Denbury Onshore LLC	one well	High $20s	11	10/15/05
6	Rig 15	Conv - 2000 hp	Shipyard Operating	Swift Energy Company	term	Mid $20s	26 208	10/30/05 04/30/06
7	Rig 17	Posted - 3000 hp, TD	Operating	Cabot Oil & Gas Corporation	two wells	Low $30s	33	11/06/05
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $20s	208	04/30/06
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well one well	Mid $30s Mid $30s	1 60	10/05/05 12/04/05
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $20s	144	02/25/06
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp Petroquest Energy, L.L.C.	one well one well	High $20s High $20s	6 45	10/10/05 11/24/05
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	PPI Technology Services Castex Energy	one well term	High $20s High $20s	4 106	10/08/05 01/22/06
19	Rig 46	Posted - 3000 hp, TDr	Operating	ADTI	one well	Low $30s	32	11/05/05
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	McMoran Exploration	one well	Mid $30s	42	11/15/05
22	Rig 49	Posted - 3000 hp	Cold Stacked 05/03
23	Rig 52	Posted - 2000 hp, TD	Operating	Yuma Exploration & Production	one well	Mid $30s	23	10/27/05
24	Rig 55	Posted - 3000 hp, TD	Operating	Tellus Operating Group, L.L.C. ADTI	one well one well	Low $30s Mid $30s	77 35	12/20/05 01/24/06
25	Rig 57	Posted - 2000 hp	Operating	Petro-Hunt L.L.C.	one well	High $20s	42	11/15/05	5 days scheduled maint. Nov.
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	PPI Technology Services Forest Oil Corporation	one well two wells	Low $30s High $20s	24 120	10/28/05 02/25/06
						Average	86	days

TODCO Monthly Rig Status Report as of October 4, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Shipyard Operating	Spinnaker Exploration	term	Mid $50s	35 77	11/08/05 01/24/06
2	THE 77	Submersible	Cold Stacked 01/99
3	THE 78	Submersible	Cold Stacked 07/01
4	THE 150	150’ - ILC, TD	Operating	Apache Corp Tana Exploration Company	one well one well	High $50s Mid $60s	4 30	10/08/05 11/07/05
5	THE 152	150’ - MC, TD	Operating	Sabco Exploration	one well	High $50s	27	10/31/05
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 156	150’ - ILC, TD	Operating Shipyard/Mobilization Colombia	Clayton Williams Chevron Texaco Chevron Texaco	one well three wells	Low $50s Low $60s	5 40 130	10/09/05 11/18/05 03/28/06	Recovered in shipyard / mob fee
9	THE 191	160’ - MS	Cold Stacked 08/01
10	THE 200	200’ - MC, TD	Operating	Hunt Petroleum (AEC), Inc.	one well	Mid $60s	77	12/20/05
11	THE 201	200’ - MC, TD	Operating	Gryphon Exploration Co.	one well	Low $60s	16	10/20/05
12	THE 202	200’ - MC, TD	Operating Shipyard	ADTI	one well	High $40s	1 35	10/05/05 11/09/05	Scheduled maintenance
13	THE 203	200’ - MC, TD	Operating	Marlin Energy	two wells	Mid $50s	5	10/09/05
14	THE 204	200’ - MC, TD	Operating	Novus Louisiana L.L.C.	two wells	Mid $50s	34	11/07/05
15	THE 207	200’ - MC, TD	Operating	Gryphon Exploration Co.	one well	Mid $50s	21	10/25/05
16	THE 250	250’ - MS, TD	Operating	Apache Corp Houston Exploration Company	one well one well one well	Mid $50s High $50s Low $60s	6 60 60	10/10/05 12/09/05 02/07/06
17	THE 251	250’ - MS, TD	Operating	ADTI Tana Exploration Company	one well term	Mid $50s Mid $50s	42 85	11/15/05 02/08/06
18	THE 252	250’ - MS	Cold Stacked 11/01
19	THE 253	250’ - MS	Operating Shipyard Operating Operating	St. Mary Land & Exploration St. Mary Land & Exploration Tana Exploration Company	one well one well term	Low $50s Low $50s Mid $60s	3 30 14 180	10/07/05 11/06/05 11/20/05 05/19/06	Scheduled maintenance
20	THE 254	250’ - MS	Cold Stacked 07/01
21	THE 255	250’ - MS	Cold Stacked 07/01
22	THE 256	250’ - MS	Cold Stacked 03/99
						Average	67	days

TODCO Monthly Rig Status Report as of October 4, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	400	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term term	Low $40s Mid $60s	13 615	10/17/05 06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	937	04/28/08
						Average	655	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	196	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	term	Low $20s	335	09/04/06	Began operating 9/29
						Average	266	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	684	08/19/07
						Average	684	days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp	Stacked
4	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	Low $20s	28	11/01/05
5	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	Low $20s	2	10/06/05	7 month LOI w/ PDVSA - Mid $20s
6	Cliffs #43	2000 hp	Stacked						1 year LOI w/ PDVSA - Mid $20s
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Low $20s	11	10/15/05	1 well LOI w/ PDVSA - Mid $20s
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	one well	Low $20s	35	11/08/05	1 year LOI w/ PDVSA - High $20s
						Average	19	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.